UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2022

Kayne DL 2021, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-01393	86-2440860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

811 Main Street, 14th Floor, Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1 (713) 493-2020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2022, the Board of Directors (the “Board”) of Kayne DL 2021, Inc. (the “Company”) elected Rhonda Smith as a member of the Board. Ms. Smith will serve as an independent director of the Company until she stands for re-election at the 2024 Annual Meeting of Stockholders of the Company.

Ms. Smith is the Chief Financial Officer and Deputy Director for the Houston Police Department (HPD), the fifth largest police department in the U.S.  Ms. Smith joined HPD in 2017, with a $1 billion budget oversight, including, financial reporting, accounting, procurements, and grants. Prior to joining HPD, from 2010 to 2016, Ms. Smith was the Executive Director for Houston Municipal Employees Pension System (HMEPS) and Director of Administration from 2008 to 2010. Ms. Smith has over 30 years of experience in finance, accounting, regulatory compliance, auditing, change management and leadership. She has worked within large, complex municipal organizations and pension funds, and with public corporations where she served as an auditor. Ms. Smith is recognized as a financial and pension expert who provides leadership in investment best practices, pension reform, company rebranding, political risk management and board governance.

Ms. Smith is a Trustee for the Advisory Board of AIF Global, an independent economic think tank for institutional investment policy.  She also serves as Trustee on the HMEPS Board of Directors and as Board Secretary.  Her passion to support leadership development in community continues through serving on the Executive Women Partnership Steering Committee for the Greater Houston Partnership; the Girl Scouts of San Jacinto Council Board Development Committee in Texas; and, as One Delta Plaza Educational Center Foundation Board Treasurer.

Ms. Smith earned an M.B.A. from the University of Houston, a B.S. in accounting from Ohio State University and certification from the Glasscock School of Continuing Education at Rice University.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAYNE DL 2021, INC.

Date: November 14, 2022	By:	/s/ Terry A. Hart
	Name:	Terry A. Hart
	Title:	Chief Financial Officer and Treasurer

2